UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06106

Pioneer Mid Cap Value Fund
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end: October 31, 2020

Date of reporting period:  November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Mid Cap
Value Fund

Semiannual Report | April 30, 2020
Ticker Symbols:
Class A	PCGRX
Class C	PCCGX
Class K	PMCKX
Class R	PCMRX
Class Y	PYCGX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
Returns for domestic mid-cap stocks fell sharply during the six-month period ended April 30, 2020. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the six-month period ended April 30, 2020. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Haddad, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.
Q   How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer Mid Cap Value Fund’s Class A shares returned -19.60% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmark, the Russell Midcap Value Index (the Russell Index), returned -18.11%. During the same period, the average return of the 424 mutual funds in Morningstar’s Mid-Cap Value Funds category was -19.36%.
Q    How would you describe the investment environment during the six-month period ended April 30, 2020?
A    The six-month period was extremely volatile for U.S. equities. Early in the period, investor sentiment received a boost from news of progress in the trade negotiations between the U.S. and China, progress which ultimately led to the signing of a “phase one” trade deal in January. A more favorable interest-rate environment on the heels of three successive rate cuts in 2019 by the U.S. Federal Reserve (Fed) also helped send domestic equity markets to record highs.
The upward move proved short-lived, however, as the pandemic spread of the COVID-19 virus from China into most other countries, including the U.S., led governments and companies to implement strict containment measures that essentially brought the global economy to a halt as businesses deemed non-essential were shut down.
Stocks moved sharply lower beginning in mid-February 2020 as investors fled riskier asset classes for Treasuries and other perceived “safe havens.” The Fed responded to the market and economic strife caused by COVID-19 by cutting the federal funds rate target range to zero and reviving 2008/2009 crisis-era programs, including asset purchases as well as lending facilities to backstop the credit markets, which were struggling with a liquidity squeeze
4 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

during March. Meanwhile, Congress and the White House agreed on a $2.2 trillion stimulus package, which was soon followed by another aid bill totaling $500 billion. The aggressive fiscal and monetary measures enacted by policymakers allowed equities to at least recover from their March lows as the six-month period drew to a close.
Within the U.S. market, stocks of small- and mid-cap companies underperformed large-cap stocks over the six-month period, reflecting investors’ preference for the perceived stability of larger companies. Somewhat counterintuitively, growth stocks outperformed value stocks by a considerable margin, as companies in growth sectors such as information technology showed the ability to prosper even without broad-based economic growth. By contrast, cyclical stocks – or stocks of companies with businesses more exposed to the ebbs and flows of the economic cycle –performed poorly over the six-period, despite sporting more attractive valuations.
Q   How did you position the Fund’s portfolio during the six-month period ended April 30, 2020, and how did the positioning affect performance relative to the benchmark?
A    During the six-month period, we continued to emphasize holding stocks of what we believe to be higher-quality companies in the portfolio, in anticipation of slowing domestic economic growth. In that vein, we maintained a tilt toward companies with lower-than-average debt levels, higher-than-average profits, and lower-than-average earnings volatility. We believe the performance of such stocks is less dependent on cyclical factors, and that their valuations have tended to hold up relatively well in times of uncertainty.
Unfortunately, the Fund was not immune to the overall difficult market conditions that predominated during the period, as it generated a significant negative return and underperformed the benchmark Russell Index for the full six months. During the height of the market pullback in February and March, the Fund’s positioning helped it to outperform the benchmark; however, the same positioning weighed on the Fund’s relative returns during the ensuing rebound in April.
At the sector level, the Fund’s underweight exposure to utilities was the biggest detractor from benchmark-relative results, as the sector performed well despite being unattractive from a valuation standpoint. Meanwhile, stock selection in real estate, industrials, and health care made the most significant contribution to the Fund’s benchmark-relative performance during the six-month period, as our preference for holding reasonably valued stocks of high-quality companies worked out well during the
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 5

dramatic market sell-off seen in the first quarter of 2020. In particular, we had previously identified what we believed were good values in real estate and health care, and had increased the Fund’s allocations to those sectors coming into the period.
With regard to individual securities, the largest detractors from the Fund’s benchmark-relative performance during the six-month period included a position in rent-to-own retailer Aaron’s, as fears of a deep recession hurt retail stocks in general. Within energy, the Fund’s exposures to Marathon Oil and Diamondback Energy detracted from benchmark-relative returns as ongoing disruptions in the oil market due to COVID-19 shutdowns and a price war between Russia and Saudi Arabia had a negative effect on mid-sized exploration-and-production companies. Another notable detractor from the Fund’s relative results during the six-month period was a position in life insurer Lincoln National.
Portfolio holdings that performed notably well for the Fund and contributed positively to benchmark-relative returns during the six-month period included semiconductor manufacturer Lam Research and health care companies West Pharmaceutical Services and McKesson. Lam Research specializes in technology-testing products and has steadily grown its parts and services operations, which we think have the potential to generate more earnings growth. West Pharmaceutical experienced continued demand for its medical packaging and drug-delivery products and captured new opportunities from COVID-19-related initiatives among its customer base, while McKesson’s pharmaceutical and medical-surgical solutions businesses fared well due to a strong flu season and a favorable pricing environment. Another positive contributor to the Fund’s benchmark-relative results was a position in Duke Realty, an industrial real estate investment trust (REIT) that rebounded sharply from the market downturn.
Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2020?
A    No, the Fund did not have any derivatives exposure during the six-month period.
Q    What is your investment outlook and how have you positioned the Fund for the remainder of 2020?
A    As we look ahead, we expect that the economic damage from the COVID-19 pandemic and the corresponding virus-mitigation efforts may be severe. However, we believe that the responses from the Fed and the U.S. government in terms of monetary and fiscal stimulus have been
6 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

appropriate – and well-designed – thus far. The measures have supported both workers and the financial system, and we believe they have the potential to lead to higher economic growth in the future.
That said, several scenarios remain possible as we move into the summer months, with more pessimistic views anticipating a prolonged global recession. The markets will almost certainly remain volatile, and while trying to precisely time when the market hits its low point remains a futile task, we believe equity valuations have become increasingly attractive and could provide solid opportunities for investors with a long-term investment horizon.
With regard to positioning, we have gradually increased the Fund’s exposure to the cheapest stocks in the mid-cap value universe, despite the slight rise in volatility among the group. The historical valuation differences between those companies and stocks of higher-quality companies are near all-time highs, and we believe the disparity justifies taking on the added risk. In the long run, though, we remain committed to holding shares of high-quality companies in the portfolio.
In our view, any sustained recovery in economic growth is likely to lead to outperformance of more traditional value shares, and so we continue to believe that our longer-term strategy of focusing on reasonably valued stocks of higher-quality companies remains well-suited for the economic and market conditions we expect to see in the future.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 7

Please refer to the Schedule of Investments on pages 18–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Portfolio Summary | 4/30/20

10 Largest Holdings
(As a percentage of total investments)*
1.	McKesson Corp.	2.52%
2.	Zimmer Biomet Holdings, Inc.	2.41
3.	Digital Realty Trust, Inc.	2.34
4.	Duke Realty Corp.	2.31
5.	Nasdaq, Inc.	2.26
6.	Public Service Enterprise Group, Inc.	2.23
7.	Dollar General Corp.	2.19
8.	JB Hunt Transport Services, Inc.	2.08
9.	Entergy Corp.	2.07
10.	PACCAR, Inc.	2.02

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 9

Prices and Distributions | 4/30/20

Net Asset Value per Share

Class	4/30/20	10/31/19
A	$18.11	$22.77
C	$11.92	$15.01
K	$18.12	$22.82
R	$17.68	$22.18
Y	$19.68	$24.74

Distributions per Share: 11/1/19–4/30/20

	Net
	Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1746	$ —	$0.0752
C	$0.0508	$ —	$0.0752
K	$0.2597	$ —	$0.0752
R	$0.0829	$ —	$0.0752
Y	$0.2262	$ —	$0.0752

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
10 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	5.20%	4.58%	8.09%
5 years	0.04	-1.14	1.99
1 year	-16.33	-21.15	-16.74

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 11

Performance Update | 4/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2020)
			Russell
			Midcap
	If	If	Value
Period	Held	Redeemed	Index
10 years	4.32%	4.32%	8.09%
5 years	-0.79	-0.79	1.99
1 year	-17.00	-17.00	-16.74

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	5.40%	8.09%
5 years	0.42	1.99
1 year	-16.02	-16.74

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.69%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 13

Performance Update | 4/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	4.82%	8.09%
5 years	-0.37	1.99
1 year	-16.61	-16.74

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.47%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Performance Update | 4/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.
Average Annual Total Returns
(As of April 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	5.53%	8.09%
5 years	0.30	1.99
1 year	-16.11	-16.74

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on actual returns from November 1, 2019 through April 30, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$804.00	$800.70	$805.60	$802.70	$805.00
Value (after expenses)
on 4/30/20
Expenses Paid	$4.75	$8.78	$3.10	$6.36	$3.68
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.96%, 0.69%, 1.42%, and 0.82% for Class A, Class C, Class K, Class R and Class Y shares respectively multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

16 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from November 1, 2019 through April 30, 2020.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,001.00	$1,000.00	$1,000.00
Value on 11/1/19
Ending Account	$1,019.59	$1,015.12	$1,021.43	$1,017.80	$1,020.79
Value (after expenses)
on 4/30/20
Expenses Paid	$5.32	$9.82	$3.47	$7.12	$4.12
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 1.96%, 0.69%, 1.42%, and 0.82% for Class A, Class C, Class K, Class R and Class Y shares respectively multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).

Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.8%
COMMON STOCKS — 98.7% of Net Assets
Banks — 6.2%
421,755	Citizens Financial Group, Inc.	$ 9,443,094
287,793	East West Bancorp, Inc.	10,092,901
103,179	First Republic Bank	10,760,538
45,922	Signature Bank/New York NY	4,921,920
	Total Banks	$ 35,218,453
Building Products — 1.7%
107,305	Trane Technologies PLC	$ 9,380,603
	Total Building Products	$ 9,380,603
Capital Markets — 3.3%
145,761	Apollo Global Management, Inc.	$ 5,901,863
117,582	Nasdaq, Inc.	12,895,218
	Total Capital Markets	$ 18,797,081
Chemicals — 5.0%
105,769	Albemarle Corp.	$ 6,497,390
120,770	Celanese Corp.	10,032,364
373,034	Huntsman Corp.	6,270,701
67,554	PPG Industries, Inc.	6,135,930
	Total Chemicals	$ 28,936,385
Communications Equipment — 1.9%
75,568	Motorola Solutions, Inc.	$ 10,867,434
	Total Communications Equipment	$ 10,867,434
Containers & Packaging — 2.5%
88,921	Avery Dennison Corp.	$ 9,815,989
71,408	Ball Corp.	4,683,651
	Total Containers & Packaging	$ 14,499,640
Diversified Consumer Services — 0.5%
81,864(a)	ServiceMaster Global Holdings, Inc.	$ 2,787,469
	Total Diversified Consumer Services	$ 2,787,469
Electric Utilities — 4.0%
123,367	Entergy Corp.	$ 11,782,782
263,927	FirstEnergy Corp.	10,892,267
	Total Electric Utilities	$ 22,675,049
Electrical Equipment — 1.3%
90,949	Eaton Corp. Plc	$ 7,594,242
	Total Electrical Equipment	$ 7,594,242

The accompanying notes are an integral part of these financial statements.
18 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Shares		Value
	Electronic Equipment, Instruments & Components — 3.4%
58,975	CDW Corp.	$ 6,534,430
89,077	Dolby Laboratories, Inc.	5,347,292
80,650(a)	Keysight Technologies, Inc.	7,804,500
	Total Electronic Equipment, Instruments & Components	$ 19,686,222
	Equity Real Estate Investment Trusts (REITs) — 15.9%
195,340	American Homes 4 Rent, Class A	$ 4,715,507
30,242	Americold Realty Trust	925,102
36,387	AvalonBay Communities, Inc.	5,929,262
93,987	Camden Property Trust	8,277,435
160,505	Cousins Properties, Inc.	4,842,436
89,260	Digital Realty Trust, Inc.	13,343,478
378,953	Duke Realty Corp.	13,149,669
51,197	EPR Properties	1,506,216
81,515	Equity Commonwealth	2,767,434
26,181	Federal Realty Investment Trust, Class REIT	2,180,092
314,513	Healthpeak Properties, Inc.	8,221,370
197,677	Host Hotels & Resorts, Inc., Class REIT	2,433,404
111,407	Iron Mountain, Inc.	2,693,821
92,519	Kilroy Realty Corp.	5,760,233
30,026	Mid-America Apartment Communities, Inc.	3,360,510
80,454	Sun Communities, Inc.	10,813,018
	Total Equity Real Estate Investment Trusts (REITs)	$ 90,918,987
	Food & Staples Retailing — 0.8%
78,943	Sysco Corp.	$ 4,442,123
	Total Food & Staples Retailing	$ 4,442,123
	Food Products — 2.1%
105,270(a)	Post Holdings, Inc.	$ 9,669,049
34,538	Tyson Foods, Inc.	2,147,918
	Total Food Products	$ 11,816,967
	Health Care Equipment & Supplies — 9.0%
29,931	Cooper Cos., Inc.	$ 8,581,218
228,388(a)	Hologic, Inc.	11,442,239
47,425	STERIS PLC	6,758,062
57,327	West Pharmaceutical Services, Inc.	10,849,708
114,651	Zimmer Biomet Holdings, Inc.	13,723,725
	Total Health Care Equipment & Supplies	$ 51,354,952
	Health Care Providers & Services — 2.5%
101,563	McKesson Corp.	$ 14,345,774
	Total Health Care Providers & Services	$ 14,345,774

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (unaudited) (continued)

Shares		Value
	Hotels, Restaurants & Leisure — 2.0%
82,856	Dunkin’ Brands Group, Inc.	$ 5,206,671
48,640	Hilton Worldwide Holdings, Inc.	3,682,534
293,701	International Game Technology PLC	2,214,506
	Total Hotels, Restaurants & Leisure	$ 11,103,711
	Household Durables — 1.0%
50,701	Whirlpool Corp.	$ 5,665,330
	Total Household Durables	$ 5,665,330
	Insurance — 10.5%
106,872	Allstate Corp.	$ 10,871,020
78,787	American Financial Group, Inc.	5,218,851
66,740	Assurant, Inc.	7,090,458
159,341	Assured Guaranty, Ltd.	4,737,208
239,262	Brown & Brown, Inc.	8,591,898
201,783	First American Financial Corp.	9,306,232
163,832	Hartford Financial Services Group, Inc.	6,223,977
522,325	Old Republic International Corp.	8,331,084
	Total Insurance	$ 60,370,728
	IT Services — 2.0%
95,016	Booz Allen Hamilton Holding Corp.	$ 6,977,975
47,731(a)	Euronet Worldwide, Inc.	4,379,797
	Total IT Services	$ 11,357,772
	Machinery — 4.9%
282,088(a)	Ingersoll Rand, Inc.	$ 8,203,119
166,052	PACCAR, Inc.	11,495,780
75,431	Stanley Black & Decker, Inc.	8,312,496
	Total Machinery	$ 28,011,395
	Metals & Mining — 1.3%
80,933	Reliance Steel & Aluminum Co.	$ 7,249,978
	Total Metals & Mining	$ 7,249,978
	Multiline Retail — 2.2%
71,139	Dollar General Corp.	$ 12,470,667
	Total Multiline Retail	$ 12,470,667
	Multi-Utilities — 2.2%
251,046	Public Service Enterprise Group, Inc.	$ 12,730,543
	Total Multi-Utilities	$ 12,730,543
	Pharmaceuticals — 0.8%
88,892	Perrigo Co. PLC	$ 4,737,944
	Total Pharmaceuticals	$ 4,737,944

The accompanying notes are an integral part of these financial statements.
20 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Shares		Value
Road & Rail — 3.7%
117,492	JB Hunt Transport Services, Inc.	$ 11,880,791
68,935	Kansas City Southern	8,999,464
	Total Road & Rail	$ 20,880,255
Semiconductors & Semiconductor Equipment — 1.8%
39,681	Lam Research Corp.	$ 10,129,766
	Total Semiconductors & Semiconductor Equipment	$ 10,129,766
Specialty Retail — 3.2%
159,557(a)	AutoNation, Inc.	$ 5,941,902
125,104	Best Buy Co., Inc.	9,599,230
8,031(a)	O’Reilly Automotive, Inc.	3,102,696
	Total Specialty Retail	$ 18,643,828
Textiles, Apparel & Luxury Goods — 1.0%
79,075	Columbia Sportswear Co.	$ 5,763,777
	Total Textiles, Apparel & Luxury Goods	$ 5,763,777
Thrifts & Mortgage Finance — 0.6%
233,414	Radian Group, Inc.	$ 3,496,542
	Total Thrifts & Mortgage Finance	$ 3,496,542
Trading Companies & Distributors — 1.4%
151,344	Applied Industrial Technologies, Inc.	$ 7,928,912
	Total Trading Companies & Distributors	$ 7,928,912
TOTAL COMMON STOCKS
	(Cost $554,802,233)	$ 563,862,529

Principal
Amount
USD ($)
U.S. GOVERNMENT AND AGENCY OBLIGATION —
0.6% of Net Assets
3,500,000(b)	U.S. Treasury Bill, 5/5/20	$ 3,499,981
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
	(Cost $3,499,974)	$ 3,499,981

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount
USD ($)		Value
TEMPORARY CASH INVESTMENTS — 0.5%
of Net Assets
REPURCHASE AGREEMENT — 0.5%
3,000,000	$3,000,000 RBC Capital Markets LLC, 0.03%, dated 4/30/20
plus accrued interest on 5/1/20 collateralized by:
$3,060,003 Federal National Mortgage
	Association, 4.5%, 7/1/49	$ 3,000,000
TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $3,000,000)	$ 3,000,000
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8%
	(Cost $561,302,207)	$ 570,362,510
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 950,801
	NET ASSETS — 100.0%	$ 571,313,311

REIT Real Estate Investment Trust.
(a) Non-income producing security.
(b) Security issued with a zero coupon. Income is recognized through accretion of discount.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020, aggregated $213,011,038 and $255,634,465, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund did not engage in any cross trade activity.
At April 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $562,225,676 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 63,164,367
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(55,027,533)
Net unrealized appreciation	$ 8,136,834
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
22 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$563,862,529	$—	$—	$563,862,529
U.S. Government and
Agency Obligation	—	3,499,981	—	3,499,981
Repurchase Agreement	—	3,000,000	—	3,000,000
Total Investments
in Securities	$563,862,529	$6,499,981	$—	$570,362,510
During the six months ended April 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 23

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $561,302,207)	$570,362,510
Cash	2,591,745
Receivables —
Investment securities sold	4,820,405
Fund shares sold	93,493
Dividends	336,188
Other assets	49,326
Total assets	$578,253,667
LIABILITIES:
Payables —
Investment securities purchased	$6,276,560
Fund shares repurchased	366,747
Distributions	1,535
Trustees’ fees	1,034
Due to affiliates	33,407
Accrued expenses	261,073
Total liabilities	$6,940,356
NET ASSETS:
Paid-in capital	$600,927,940
Distributable earnings (loss)	(29,614,629)
Net assets	$571,313,311
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $538,479,556/29,734,155 shares)	$18.11
Class C (based on $9,834,379/825,230 shares)	$11.92
Class K (based on $1,298,887/71,672 shares)	$18.12
Class R (based on $6,379,229/360,874 shares)	$17.68
Class Y (based on $15,321,260/778,589 shares)	$19.68
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $18.11 net asset value per share/100%-5.75%
maximum sales charge)	$19.21

The accompanying notes are an integral part of these financial statements.
24 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $(5,000))	$7,623,698
Interest from unaffiliated issuers	65,883
Total investment income		$7,689,581
EXPENSES:
Management fees
Basic Fee	$2,372,922
Performance adjustment	(321,255)
Administrative expense	146,018
Transfer agent fees
Class A	312,972
Class C	12,552
Class K	36
Class R	9,221
Class Y	13,644
Distribution fees
Class A	805,980
Class C	61,560
Class R	20,749
Shareowner communications expense	107,277
Custodian fees	8,918
Registration fees	39,200
Professional fees	39,680
Printing expense	32,362
Trustees’ fees	15,937
Insurance expense	1,921
Miscellaneous	27,544
Total expenses		$3,707,238
Net investment income		$3,982,343
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(39,194,032)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$(107,506,651)
Net realized and unrealized gain (loss) on investments		$(146,700,683)
Net decrease in net assets resulting from operations		$(142,718,340)

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	4/30/20	Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$3,982,343	$6,246,969
Net realized gain (loss) on investments	(39,194,032)	4,505,703
Change in net unrealized appreciation
(depreciation) on investments	(107,506,651)	76,554,873
Net increase (decrease) in net assets
resulting from operations	$(142,718,340)	$87,307,545
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.25 and $2.27 per share, respectively)	$(7,700,900)	$(71,479,959)
Class C ($0.13 and $2.09 per share, respectively)	(113,939)	(2,421,399)
Class K ($0.34 and $2.35 per share, respectively)	(22,868)	(174,867)
Class R ($0.16 and $2.16 per share, respectively)	(68,355)	(1,014,075)
Class Y ($0.31 and $2.32 per share, respectively)	(337,280)	(2,603,260)
Total distributions to shareowners	$(8,243,342)	$(77,693,560)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$13,033,667	$34,952,654
Reinvestment of distributions	7,883,972	74,559,317
Cost of shares repurchased	(62,144,408)	(123,934,221)
Net decrease in net assets resulting from
Fund share transactions	$(41,226,769)	$(14,422,250)
Net decrease in net assets	$(192,188,451)	$(4,808,265)
NET ASSETS:
Beginning of period	$763,501,762	$768,310,027
End of period	$571,313,311	$763,501,762
The accompanying notes are an integral part of these financial statements.
26 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

	Six Months	Six Months
	Ended	Ended
	4/30/20	4/30/20	Year Ended	Year Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	402,268	$8,509,318	1,037,753	$21,819,895
Reinvestment of distributions	318,442	7,365,816	3,335,030	68,671,462
Less shares repurchased	(2,197,784)	(46,486,068)	(4,734,174)	(99,784,349)
Net decrease	(1,477,074)	$(30,610,934)	(361,391)	$(9,292,992)
Class C
Shares sold	68,376	$934,402	166,024	$2,237,380
Reinvestment of distributions	7,347	111,862	167,433	2,297,166
Less shares repurchased	(172,837)	(2,305,895)	(602,341)	(8,352,680)
Net decrease	(97,114)	$(1,259,631)	(268,884)	$(3,818,134)
Class K
Shares sold	5,577	$107,671	6,947	$146,316
Reinvestment of distributions	988	22,867	8,512	174,866
Less shares repurchased	(2,975)	(62,754)	(22,391)	(485,913)
Net increase (decrease)	3,590	$67,784	(6,932)	$(164,731)
Class R
Shares sold	28,780	$547,702	75,091	$1,527,705
Reinvestment of distributions	3,002	67,721	48,761	982,986
Less shares repurchased	(113,434)	(2,323,372)	(148,218)	(3,039,509)
Net decrease	(81,652)	$(1,707,949)	(24,366)	$(528,818)
Class Y
Shares sold	122,946	$2,934,574	427,851	$9,221,358
Reinvestment of distributions	12,567	315,706	109,120	2,432,837
Less shares repurchased	(477,655)	(10,966,319)	(545,987)	(12,271,770)
Net decrease	(342,142)	$(7,716,039)	(9,016)	$(617,575)

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 27

Financial Highlights

	Six Months
	Ended		Year		Year	Year	Year	Year
	4/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		10/31/19		10/31/18	10/31/17	10/31/16*	10/31/15*

Class A
Net asset value, beginning of period	$22.77		$22.50		$26.27	$23.66	$25.30	$28.37
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12		$0.18		$0.16	$0.11	$0.12	$0.14
Net realized and unrealized gain (loss) on investments	(4.53)		2.36		(1.82)	4.10	0.58	(0.01)
Net increase (decrease) from investment operations	$(4.41)		$2.54		$(1.66)	$4.21	$0.70	$0.13
Distributions to shareowners:
Net investment income	$(0.17)		$(0.18)		$(0.09)	$(0.11)	$(0.08)	$(0.11)
Net realized gain	(0.08)		(2.09)		(2.02)	(1.49)	(2.26)	(3.09)
Total distributions	$(0.25)		$(2.27)		$(2.11)	$(1.60)	$(2.34)	$(3.20)
Net increase (decrease) in net asset value	$(4.66)		$0.27		$(3.77)	$2.61	$(1.64)	$(3.07)
Net asset value, end of period	$18.11		$22.77		$22.50	$26.27	$23.66	$25.30
Total return (b)	(19.60	)%(c)	12.44	%(d)	(7.05)%	18.56%	2.94%	0.22%
Ratio of net expenses to average net assets	1.06	%(e)	1.06%		1.02%	1.04%	1.08%	1.05%
Ratio of net investment income (loss) to average net assets	1.17	%(e)	0.85%		0.63%	0.43%	0.53%	0.54%
Portfolio turnover rate	32	%(c)	94%		78%	58%	70%	90%
Net assets, end of period (in thousands)	$538,480		$710,565		$710,468	$839,636	$791,576	$856,629

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year		Year		Year	Year		Year
	4/30/20		Ended		Ended		Ended	Ended		Ended
	(unaudited)		10/31/19		10/31/18		10/31/17	10/31/16*		10/31/15*

Class C
Net asset value, beginning of period	$15.01		$15.53		$18.82		$17.42	$19.29		$22.42
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$(0.00	)(b)	$(0.03)		$(0.07)	$(0.05	)(c)	$(0.06)
Net realized and unrealized gain (loss) on investments	(2.98)		1.57		(1.24)		2.96	0.44		0.02
Net increase (decrease) from investment operations	$(2.96)		$1.57		$(1.27)		$2.89	$0.39		$(0.04)
Distributions to shareowners:
Net investment income	$(0.05)		$—		$—		$—	$—		$—
Net realized gain	(0.08)		(2.09)		(2.02)		(1.49)	(2.26)		(3.09)
Total distributions	$(0.13)		$(2.09)		$(2.02)		$(1.49)	$(2.26)		$(3.09)
Net increase (decrease) in net asset value	$(3.09)		$(0.52)		$(3.29)		$1.40	$(1.87)		$(3.13)
Net asset value, end of period	$11.92		$15.01		$15.53		$18.82	$17.42		$19.29
Total return (d)	(19.93	)%(e)	11.40	%(f)	(7.77	)%(g)	17.55%	2.13%		(0.59)%
Ratio of net expenses to average net assets	1.96	%(h)	1.94%		1.83%		1.87%	1.92%		1.90%
Ratio of net investment income (loss) to average net assets	0.27	%(h)	(0.01)%		(0.15)%		(0.40)%	(0.30)%		(0.31)%
Portfolio turnover rate	32	%(c)	94%		78%		58%	70%		90%
Net assets, end of period (in thousands)	$9,834		$13,845		$18,495		$48,840	$51,641		$60,473

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.
(d)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e)	Not annualized.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.
(g)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (7.82)%.
(h)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 29

Financial Highlights (continued)

	Six Months
	Ended		Year		Year		Year	Year	Year
	4/30/20		Ended		Ended		Ended	Ended	Ended
	(unaudited)		10/31/19		10/31/18		10/31/17	10/31/16*	10/31/15*

Class K
Net asset value, beginning of period	$22.82		$22.56		$26.34		$23.72	$25.37	$26.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.16		$0.26		$0.21		$0.19	$0.21	$0.15
Net realized and unrealized gain (loss) on investments	(4.52)		2.34		(1.79)		4.11	0.58	(1.54)
Net increase (decrease) from investment operations	$(4.36)		$2.60		$(1.58)		$4.30	$0.79	$(1.39)
Distributions to shareowners:
Net investment income	$(0.26)		$(0.25)		$(0.18)		$(0.19)	$(0.18)	$—
Net realized gain	(0.08)		(2.09)		(2.02)		(1.49)	(2.26)	—
Total distributions	$(0.34)		$(2.34)		$(2.20)		$(1.68)	$(2.44)	$—
Net increase (decrease) in net asset value	$(4.70)		$0.26		$(3.78)		$2.62	$(1.65)	$(1.39)
Net asset value, end of period	$18.12		$22.82		$22.56		$26.34	$23.72	$25.37
Total return (b)	(19.44	)%(c)	12.83	%(d)	(6.75	)%(e)	18.98%	3.36%	(5.19	)%(c)
Ratio of net expenses to average net assets	0.69	%(f)	0.69%		0.68%		0.68%	0.71%	0.65	%(f)
Ratio of net investment income (loss) to average net assets	1.53	%(f)	1.23%		0.83%		0.74%	0.91%	0.85	%(f)
Portfolio turnover rate	32	%(c)	94%		78%		58%	70%	0.90%
Net assets, end of period (in thousands)	$1,299		$1,554		$1,693		$26,373	$12,693	$16,103

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (6.80)%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

	Six Months
	Ended		Year		Year	Year	Year	Year
	4/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		10/31/19		10/31/18	10/31/17	10/31/16*	10/31/15*

Class R
Net asset value, beginning of period	$22.18		$21.94		$25.70	$23.18	$24.84	$27.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.09		$0.04	$0.00 (b)	$0.03	$0.04
Net realized and unrealized gain (loss) on investments	(4.43)		2.31		(1.78)	4.02	0.57	0.00 (b)
Net increase (decrease) from investment operations	$(4.34)		$2.40		$(1.74)	$4.02	$0.60	$0.04
Distributions to shareowners:
Net investment income	$(0.08)		$(0.07)		$—	$(0.01)	$—	$(0.02)
Net realized gain	(0.08)		(2.09)		(2.02)	(1.49)	(2.26)	(3.09)
Total distributions	$(0.16)		$(2.16)		$(2.02)	$(1.50)	$(2.26)	$(3.11)
Net increase (decrease) in net asset value	$(4.50)		$0.24		$(3.76)	$2.52	$(1.66)	$(3.07)
Net asset value, end of period	$17.68		$22.18		$21.94	$25.70	$23.18	$24.84
Total return (c)	(19.73	)%(d)	11.97	%(e)	(7.50)%	18.11%	2.54%	(0.16)%
Ratio of net expenses to average net assets	1.42	%(f)	1.47%		1.48%	1.46%	1.47%	1.44%
Ratio of net investment income (loss) to average net assets	0.82	%(f)	0.45%		0.18%	0.02%	0.15%	0.16%
Portfolio turnover rate	32	%(c)	94%		78%	58%	70%	90%
Net assets, end of period (in thousands)	$6,379		$9,814		$10,244	$14,579	$15,462	$21,023

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.
(f)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 31

Financial Highlights (continued)

	Six Months
	Ended		Year		Year	Year	Year	Year
	4/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		10/31/19		10/31/18	10/31/17	10/31/16*	10/31/15*

Class Y
Net asset value, beginning of period	$24.74		$24.26		$28.16	$25.25	$26.84	$29.91
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17		$0.25		$0.23	$0.18	$0.19	$0.25
Net realized and unrealized gain (loss) on investments	(4.92)		2.55		(1.97)	4.38	0.63	(0.02)
Net increase (decrease) from investment operations	$(4.75)		$2.80		$(1.74)	$4.56	$0.82	$0.23
Distributions to shareowners:
Net investment income	$(0.23)		$(0.23)		$(0.14)	$(0.16)	$(0.15)	$(0.21)
Net realized gain	(0.08)		(2.09)		(2.02)	(1.49)	(2.26)	(3.09)
Total distributions	$(0.31)		$(2.32)		$(2.16)	$(1.65)	$(2.41)	$(3.30)
Net increase (decrease) in net asset value	$(5.06)		$0.48		$(3.90)	$2.91	$(1.59)	$(3.07)
Net asset value, end of period	$19.68		$24.74		$24.26	$28.16	$25.25	$26.84
Total return (b)	(19.50	)%(c)	12.70	%(d)	(6.85)%	18.85%	3.23%	0.53%
Ratio of net expenses to average net assets	0.82	%(e)	0.82%		0.78%	0.81%	0.82%	0.73%
Ratio of net investment income (loss) to average net assets	1.45	%(e)	1.08%		0.88%	0.66%	0.79%	0.90%
Portfolio turnover rate	32	%(c)	94%		78%	58%	70%	90%
Net assets, end of period (in thousands)	$15,321		$27,724		$27,410	$39,423	$33,339	$31,294

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 33

reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair
34 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 35

C.  Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:
2019
Distributions paid from:
Ordinary income	$6,265,813
Long-term capital gain	71,427,747
Total	$77,693,560
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:
2019
Undistributed ordinary income	$3,187,237
Undistributed long-term capital gain	2,516,331
Net unrealized appreciation	115,643,485
Total	$121,347,053
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
36 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

D.  Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,214 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 37

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary
38 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the six months ended, the aggregate performance adjustment resulted in a decrease of $321,255 to the basic fee. For the six months ended April 30, 2020, the net management fee was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $9,166 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 39

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$100,234
Class C	4,384
Class K	17
Class R	590
Class Y	2,052
Total	$107,277
4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,241 in distribution fees payable to the Distributor at April 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market
40 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2020, CDSCs in the amount of $2,611 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility that is in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2020, the Fund had no borrowings under the credit facility.
Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20 41

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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44 Pioneer Mid Cap Value Fund | Semiannual Report | 4/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19385-14-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Pioneer Mid Cap Value Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.